ABSC 2005 - HE1

Credit Suisse First Boston

6,683 records

Balance: 1,262,994,304

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Aggregate Pool

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DISTRIBUTION BY FICO	Count	Balance	% of Balance	Gross Rate	Gross Margin	Gross Lifecap	Gross Lifefloor	Servicing Fees	Sched Rem Term
<= 500	11	1,197,600.00	0.09	8.172	6.009	14.835	8.153	0.500	352
501 - 510	103	17,887,302.34	1.42	8.183	6.300	14.911	8.205	0.500	353
511 - 520	136	21,222,236.06	1.68	8.335	6.162	15.059	8.315	0.500	357
521 - 530	148	28,003,668.57	2.22	8.058	6.175	14.774	8.053	0.500	357
531 - 540	191	31,681,239.48	2.51	7.929	5.894	14.825	8.001	0.500	355
541 - 550	184	34,320,781.67	2.72	7.642	6.041	14.386	7.589	0.500	355
551 - 560	237	43,959,750.49	3.48	7.195	5.887	13.989	7.228	0.500	354
561 - 570	225	41,435,812.30	3.28	7.306	6.034	14.060	7.280	0.500	354
571 - 580	237	49,681,073.61	3.93	7.167	5.894	13.915	7.187	0.500	355
581 - 590	357	65,497,312.36	5.19	6.974	5.865	13.602	6.832	0.500	351
591 - 600	381	64,666,217.05	5.12	7.106	5.738	13.574	6.847	0.500	348
601 - 610	395	77,253,736.94	6.12	6.891	5.822	13.477	6.754	0.500	350
611 - 620	384	76,411,014.18	6.05	6.920	5.797	13.415	6.702	0.500	347
621 - 630	388	72,860,684.59	5.77	7.004	5.825	13.426	6.750	0.500	344
631 - 640	449	78,983,583.91	6.25	6.836	5.848	13.252	6.576	0.500	344
641 - 650	456	89,850,385.12	7.11	6.904	5.789	13.308	6.633	0.500	343
651 - 660	413	73,975,045.83	5.86	6.905	5.768	13.227	6.533	0.500	343
661 - 670	401	81,810,223.85	6.48	6.843	5.717	13.071	6.387	0.500	341
671 - 680	338	67,696,132.26	5.36	6.818	5.734	13.080	6.478	0.500	342
681 - 690	245	49,045,658.11	3.88	6.759	5.801	13.141	6.434	0.500	343
691 - 700	204	39,975,057.18	3.17	6.770	5.820	13.137	6.503	0.500	342
701 - 710	166	32,807,747.46	2.60	6.879	5.746	13.163	6.476	0.500	342
711 - 720	141	27,715,750.94	2.19	6.662	5.659	12.900	6.243	0.500	336
721 - 730	117	23,011,017.85	1.82	6.898	5.545	13.188	6.515	0.500	337
731 - 740	85	16,654,208.99	1.32	6.657	5.622	12.954	6.363	0.500	341
741 - 750	80	15,844,582.92	1.25	6.507	5.420	12.807	6.060	0.500	341
751 - 760	62	12,449,557.92	0.99	6.852	5.801	13.391	6.823	0.500	337
761 - 770	71	13,968,683.08	1.11	6.633	5.633	13.033	6.369	0.500	343
771 - 780	28	4,406,799.00	0.35	7.275	6.080	13.169	6.644	0.500	334
781 - 790	21	4,144,880.27	0.33	6.700	5.443	12.971	6.511	0.500	339
791 - 800	16	2,423,206.50	0.19	6.961	5.918	13.238	6.593	0.500	343
801 - 810	10	1,799,349.04	0.14	6.779	5.606	13.311	6.346	0.500	346
811 - 820	3	354,004.00	0.03	7.756	5.935	14.487	7.542	0.500	346
Total:	6,683	1,262,994,303.87	100.00	7.033	5.828	13.537	6.833	0.500	346

DISTRIBUTION BY FICO	Rem Amort	Orig Term	Initial Cap	Periodic Cap	Month to Next Adjustment	LTV	FICO	Avg Balance	LTV > 80 w MI
<= 500	358	355	1.500	1.209	22	64.74	500	108,872.73	0.00
501 - 510	353	356	1.527	1.223	22	75.48	506	173,663.13	0.00
511 - 520	357	359	1.581	1.282	22	76.00	516	156,045.85	0.00
521 - 530	357	359	1.589	1.278	23	76.60	526	189,213.98	0.00
531 - 540	356	358	1.522	1.401	22	77.59	536	165,870.36	0.00
541 - 550	355	357	1.541	1.327	22	77.85	546	186,525.99	0.00
551 - 560	354	356	1.568	1.345	22	78.27	555	185,484.18	0.00
561 - 570	354	356	1.604	1.299	23	80.11	565	184,159.17	0.00
571 - 580	355	357	1.552	1.321	22	79.57	576	209,624.78	0.00
581 - 590	352	354	1.631	1.309	23	79.08	586	183,465.86	0.00
591 - 600	350	350	1.680	1.265	23	80.64	596	169,727.60	0.00
601 - 610	348	353	1.683	1.275	23	81.65	605	195,579.08	0.00
611 - 620	346	349	1.748	1.257	23	81.99	615	198,987.02	0.00
621 - 630	344	346	1.835	1.222	23	82.42	626	187,785.27	0.00
631 - 640	344	346	1.921	1.247	24	81.53	635	175,909.99	0.00
641 - 650	345	345	1.861	1.223	24	83.22	646	197,040.32	0.00
651 - 660	342	345	1.976	1.218	24	83.19	656	179,116.33	0.00
661 - 670	340	344	2.110	1.209	24	82.39	666	204,015.52	0.00
671 - 680	339	344	2.128	1.180	24	83.27	675	200,284.41	0.00
681 - 690	342	345	1.948	1.220	24	83.99	685	200,186.36	0.00
691 - 700	343	344	1.913	1.225	23	82.79	696	195,956.16	0.00
701 - 710	339	344	2.061	1.227	23	83.73	706	197,637.03	0.00
711 - 720	332	339	2.319	1.237	23	83.33	714	196,565.61	0.00
721 - 730	332	339	2.188	1.314	22	85.88	725	196,675.37	0.00
731 - 740	333	343	2.063	1.301	22	84.36	735	195,931.87	0.00
741 - 750	337	344	1.996	1.297	22	82.19	746	198,057.29	0.00
751 - 760	339	339	1.935	1.225	22	81.82	755	200,799.32	0.00
761 - 770	340	345	2.050	1.214	22	82.01	766	196,742.02	0.00
771 - 780	342	336	2.015	1.140	26	87.19	775	157,385.68	0.00
781 - 790	330	342	1.960	1.491	19	86.08	785	197,375.25	0.00
791 - 800	346	345	1.911	1.218	23	80.93	794	151,450.41	0.00
801 - 810	358	348	1.500	1.319	27	79.73	803	179,934.90	0.00
811 - 820	346	348	1.500	1.500	23	91.77	814	118,001.33	0.00
Total:	346	349	1.820	1.260	23	81.47	630	188,986.13	0.00

Min FICO: 500

Max FICO: 816

WA FICO: 630

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Credit Suisse First Boston

11 Madison Avenue

New York, New York 10010

www.csfb.com

Dec 15, 2004 11:48

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